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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                         -------------------------------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): March 22, 2001

                                   VALESC INC.
                                  ------------
             (Exact name of registrant as specified in its charter)


           DELAWARE                    0-31459                23-3048857
           --------                    -------                ----------
    (State or Other            Commission File Number  IRS Identification Number
Jurisdiction of Incorporation)


                   32 WEST LAFAYETTE ROAD, PRINCETON, NJ 08540
                   -------------------------------------------
               (Address of Principal Executive Offices) (zip code)

       Registrant's telephone number, including area code: (609) 304-2275

Item 1. Changes in Control of Registrant.

     Atlas Holdings Inc., the majority stockholder of Valesc Inc., a New Jersey corporation ("Valesc NJ"), as a result of the Merger of Valesc NJ with and into NetCentral Capital Fund, Inc., a Delaware corporation (the "Registrant"), as more fully described in Item 2 below, acquired approximately 92% of the Registrant's common stock. As a result of the Merger, the Registrant changes its name to Valesc Inc. Prior to the Merger, the sole stockholder of the Registrant was DotCom Internet Ventures Ltd. ("DIVL").

Item 2.  Acquisition or Disposition of Assets.

     On March 22, 2001, pursuant to the terms of a Merger Agreement dated March 2, 2001, by and between Valesc NJ and the Registrant ("Merger Agreement"), Valesc NJ merged with and into the Registrant (the "Merger"). The terms of the Merger are as set forth in the Merger Agreement and in the Agreement and Plan of Merger, dated March 22, 2001 ("Agreement and Plan of Merger"), which is attached as Exhibit A to the Merger Agreement, copies of which are

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attached hereto at Exhibit 2.1. The description of the Merger is qualified in its entirety by reference to the Merger Agreement and to the Agreement and Plan of Merger.

     Pursuant to the Merger, among other things, outstanding shares of the Common Stock of Valesc NJ converted into the right to receive an aggregate of eight million nine hundred sixty-four thousand eight (8,964,008) shares of the Common Stock of the Registrant, at the rate of two (2) shares of common stock of the Registrant for every then issued and outstanding share of the stock of Valesc NJ. Each issued and outstanding share of the stock of the Registrant continues to be an issued and outstanding share of the Registrant

Item 5.  Other Events.

     As a condition to Valesc NJ agreeing to enter into the Merger, Valesc NJ required that the number of shares of Registrant's Common Stock outstanding at the time of the Merger be not more than two hundred seventy seven thousand two hundred thirty seven (277,237). This required a reduction in the number of outstanding shares of the Registrant's Common Stock from five million (5,000,000) to 277,237. Therefore, on March 21, 2001, the issued and outstanding shares of Registrant's Common Stock were split on a 277,237 for 5,000,000 basis (the "Stock Split"), by canceling all existing stock certificates and distributing to DIVL a replacement certificate in the amount of 277,237 shares of Common Stock for the 5,000,000 shares then held by DIVL prior to the Stock Split.

     Pursuant to the Agreement and Plan of Merger, the Registrant also amended and restated its Certificate of Incorporation for the purpose of: (i) changing the name of the Registrant to "Valesc Inc."; and (ii) providing for the indemnification of directors, officers, employees and agents of the Corporation to the extent permitted by Delaware General Corporation Law. The Amended and Restated Certificate of Incorporation is set forth in its entirety as Exhibit
3.1 attached hereto and made a part hereof.

     As a condition to Valesc NJ agreeing to enter into the Merger, the Registrant repealed its By-laws in their entirety and adopted new By-laws, in the form attached hereto as Exhibit 3.2, for the regulation of the business and affairs of the Corporation.

     Prior to the Merger, the Registrant maintained its principal executive office in New Castle, Delaware. However, it has changed the location of its principal executive office to the former office address of Valesc NJ at 32 West Lafayette Road, Princeton, NJ 08540.

Item 6.  Resignations of Directors and Executive Officers

     In connection with the merger, William Tay, the former President and Director of the Registrant resigned as President and a Director on March 22, 2001. The letter of resignation of William Tay is set forth hereto as Exhibit 17.1.

     Pursuant to the Agreement and Plan of Merger, Jeremy Kraus, Sam Cohen and Garrett Miller, who comprised the Board of Directors of Valesc NJ prior to the Merger have become directors of the Registrant. Pursuant to the Agreement and Plan of Merger, Jeremy Kraus, who

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was the Chief Executive Officer and Secretary of Valesc NJ, and Sam Cohen, who
was the President and Treasurer of Valesc NJ, have assumed those officer positions at the Registrant.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a) Financial Statements of Business Acquired.

         Financial statements of Valesc Inc. for the period from October 24, 2000 (inception) through December 31, 2000 are filed herewith.

     (b) Pro Forma Financial Information.

         Pro Forma combined financial statements of Valesc Inc. and NetCentral Capital Fund, Inc. as of December 31, 2000 and for the period from June 2, 2000 (the inception date of NetCentral Capital Fund, Inc.) through December 31, 2000 are filed herewith.

     (c) Exhibits.

The following exhibits are filed herewith:

     2.1 Merger Agreement by and among Valesc Inc. and NetCentral Capital Fund, Inc., dated as of March 21, 2001.

     3.1  Amended and Restated Certificate of Incorporation.

     3.2  Amended and Restated By-laws of the Registrant.

     17.1 Letter of Resignation of William Tay.

     23.1 Consent of Independent Certified Public Accountant.

     99.1 Financial Statements of Valesc Inc. for the period from October 24, 2000 (inception) through December 31, 2000.

     99.2 Pro Forma Combined Financial Statements of Valesc Inc. and NetCentral Capital Fund, Inc. as of December 31, 2000 and for the period from June 2, 2000 (the inception date of NetCentral Capital Fund, Inc.) through December 31, 2000.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    Valesc Inc.
                                                   (Registrant)


Date:  March 23, 2001                          By: /s/ Jeremy Kraus
                                                   -----------------
                                                   Jeremy Kraus
                                                   Chief Executive Officer

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                                  EXHIBIT INDEX

EXHIBIT   DESCRIPTION

    2.1 Merger Agreement by and among Valesc Inc. and NetCentral Capital Fund, Inc. dated March 2, 2001.

    3.1  Amended and Restated Certificate of Incorporation.

    3.2  Amended and Restated By-laws of the Registrant.

    17.1 Letter of Resignation of William Tay.

    23.1 Consent of Independent Certified Public Accountant.

    99.1 Financial Statements of Valesc Inc. for the period from October 24, 2000 (inception) through December 31, 2000.

    99.2 Pro Forma Combined Financial Statements of Valesc Inc. and NetCentral Fund, Inc. as of December 31, 2000 and for the period from June 2, 2000 (the inception date of NetCentral Capital Fund, Inc.) through December 31, 2000.